U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                             _________________________

                                     FORM 8-K
                                   CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the Securities
                                Exchange Act of 1934
                             _________________________
        Date of Report (date of earliest event reported):  October 28, 2005

                       MID-WISCONSIN FINANCIAL SERVICES, INC.

               (Exact name of registrant as specified in its charter)

       WISCONSIN                     0-18542                 06-1169935
       (State or Other            (Commission File         (IRS Employer
       Jurisdiction of               Number)                Identification
       Incorporation)                                       Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
           (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
               Registrant's telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

On October 28, 2005, Mid-Wisconsin Financial Services, Inc. reported net income of $1.1 million or $0.67 basic earnings per share for the quarter ended September 30, 2005, as compared to $1.2 million or $0.68 per share for the quarter ended September 30, 2004. A copy of the release is furnished as
Exhibit 99.1 to this report.*

Item 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

 99.1* Press release dated October 28, 2005

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  October 28, 2005             By: GENE C. KNOLL
                                        Gene C. Knoll
                                        President and Chief Executive Officer


                                 EXHIBIT INDEX
                                       to
                                    FORM 8-K
                                       of
                     MID-WISCONSIN FINANCIAL SERVICES, INC.
                            Dated October 28, 2005
                   Pursuant to Section 102(d) of Regulation S-T
                         (17 C.F.R. Section 232.102(d))

99.1 *Press release dated October 28, 2005

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.